FIRST AMENDMENT TO PLAN AND AGREEMENT OF MERGER


         THIS FIRST AMENDMENT TO PLAN AND AGREEMENT OF MERGER (the "First Amendment") made and entered into as of January 27, 1997, among the undersigned shareholders of NAPTech, INC. (collectively, the "Shareholders"), NAPTech, INC., a Delaware corporation (the "Company"), represented herein by Bradford J.
Brower,  its  duly  authorized  President,  THE SHAW  GROUP  INC.,  a  Louisiana corporation (the "Parent"), represented herein by its duly authorized undersigned officer and SAON, INC., a Louisiana corporation (the "Parent Sub"), represented herein by its duly authorized undersigned officer, to the Plan and Agreement of Merger (the "Agreement") entered into as of August 5, 1996, among the Shareholders, the Company, the Parent and the Parent Sub provides as follows:

     1. Amendment to the Agreement. The Shareholders, the Company, the Parent and the Parent Sub hereby amend the Agreement as follows:

     (a) Section 1.01 of the Agreement is hereby amended by adding thereto the following definition:

     "Additional Scheduled Information" has the meaning specified in the definition of "Disclosure Schedule".

     (b) Section 1.01 of the Agreement is hereby amended by amending the definition of "Disclosure Schedule" to read in its entirety as follows:

         "Disclosure Schedule" means the schedules attached to and delivered to the Parent and the Parent Sub by the Shareholders and the Company together with the Agreement (prior to any amendments thereto), as amended and supplemented through the date of this First Amendment by written amending and supplementary schedules delivered to the Parent and the Parent Sub in the form of an amended and restated Disclosure Schedule, on or prior to the date hereof (the information contained in such amendments and supplements to the Disclosure Schedule shall be referred to as "Additional Scheduled Information").

     (c) Section 1.01 of the Agreement is hereby amended by amending the definition of "Minority Shareholders" to read in its entirety as follows:

         "Minority Shareholders" means the Shareholders owning 4.91% of the Shares who are listed on Exhibit 1.01(i).

     (d) Section 1.01 of the Agreement is hereby amended by adding thereto the following definition:

     "Special Knowledge" has the meaning specified in Section 5.15 of the Agreement.

     (e) Section 1.01 of the Agreement is hereby amended by adding thereto the following definition:

     "Parent Knowledge Group" means each of Messrs. James M. Bernhard, Jr., Bret
M. Talbot and T.A.  Barfield,  Jr.

     (f) Section 1.01 of the Agreement is hereby amended by deleting the therefrom the following definition: "Parent's Due Diligence Review".

     (g) Section 1.01 of the Agreement is hereby amended by adding thereto the following definition:

     "Kennecott" has the meaning specified in Section 3.04(c)(ii) of the Agreement.

     (h) Section 1.01 of the Agreement is hereby amended by adding thereto the following definition:

     "Purchase Order" has the meaning specified in Section 3.04(c)(ii) of the Agreement.

     (i) Section 1.01 of the Agreement is hereby amended by adding thereto the following definition:

         "IRM" has the meaning specified in Section 5.12(h) of the Agreement.

     (j) Section 2.05(a)(i) of the Agreement is hereby amended to read in its entirety as follows:

                  (i) The Shares, which, after (A) the redemption of all shares of Common Stock owned by the Minority Shareholders pursuant to Article VI of this Agreement and (B) the repurchase of all shares of Common Stock into which the Company Options described in Section 5.12(e) of this Agreement have been exercised, constitute all of the issued and outstanding capital stock of the Company immediately prior to the Effective Time, shall be converted into the right to receive in exchange therefor 376,977 unregistered shares of the Parent's Common Stock (the "Merger Consideration"), such number of shares to be (X) appropriately adjusted for any stock dividends, stock splits or combination of the outstanding shares of the Parent's Common Stock declared after the date hereof and prior to the Closing Date and (Y) reduced by the aggregate number of shares of the Parent's Common Stock for which Replacement Options shall be exercisable after the Effective Time at a conversion ratio of 0.0717062 shares of the Parent's Common Stock for each share of the Common Stock.

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     (k) Section 2.05(a)(ii) of the Agreement is hereby amended to read in its entirety as follows:

                  (ii) All of the Shares to be converted into the right to receive in exchange therefor the Merger Consideration, pursuant to this
         Section 2.05, shall cease to be outstanding, shall be cancelled and retired and shall cease to exist, and the Shareholders, which are the registered holders of the certificates representing the Shares (the "Company Certificate(s)"), shall thereafter cease to have any rights with respect to the Shares, except the right to receive, upon the surrender of the
         Company Certificate(s) in accordance with Section 2.05(b), the Merger Consideration to be allocated among the Shareholders as set forth in the amended and revised Exhibit 2.05(a)(ii) to this First Amendment.

     (l) Section 2.05(c) is hereby amended by adding the phrase "and Section 6.02" at the end thereof.

     (m) Section 3.04(c)(ii) of the Agreement is hereby amended by deleting the final sentence thereof and substituting therefor the following: "Satisfactory evidence of the execution and registration of the Articles of Organization of the LLC Subsidiary was provided to Kennecott Utah Copper Corporation ("Kennecott") prior to the commencement of any work being performed by the LLC Subsidiary relating to Kennecott's purchase order no. BP009.0A-P (the "Purchase Order").

     (n) Section 3.08(a) of the Agreement is hereby amended by adding the phrase "Except as completely and accurately set forth in Section 3.08(a) of the Disclosure Schedule" at the beginning of the second sentence thereof.

     (o) Section 3.08(b) of the Agreement is hereby amended by adding the phrase "Except as completely and accurately disclosed in Section 3.08(b) of the Disclosure Schedule" at the beginning thereof.

     (p) The text of Section 3.09(b) is hereby deleted and substituted therefor is the term "Reserved".

     (q) Section 3.09(c) of the Agreement is hereby amended to read in its entirety as follows:

     (c) The Company and the Shareholders represent and warrant that the consolidated losses of the Company, computed in accordance with GAAP, for the months of April through August, 1996, shall not exceed $1,500,000.

     (r) Section 3.15 of the Agreement is hereby amended by adding the phrase "Except as completely and accurately disclosed in Section 3.15 of the Disclosure Schedule" at the beginning of the first sentence thereof.

     (s) Section 3.21(a) of the Agreement is hereby amended by deleting the word "None" at the beginning of that Section and substituting therefor the word "One".

     (t) Section 3.22(a) of the Agreement is hereby amended to read in its entirety as follows:

                  Accounts Receivable and Inventory. (a) All accounts receivable of the Company, the Subsidiary and the LLC Subsidiary that are reflected on the Financial Statements or on the accounting records of the Company, the Subsidiary and the LLC Subsidiary as of the Closing Date (collectively, the "Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business.
         Unless paid prior to the Closing Date, and except as completely and accurately set forth in Section 3.22(a) of the Disclosure Schedule, the Accounts Receivable are or will be as of the Closing Date collectible net of the respective reserves shown on the Financial Statements or on the accounting records of the Company, the Subsidiary and the LLC Subsidiary as of the Closing Date, which reserves are adequate. Subject to such reserves, and except as completely and accurately set forth in
         Section 3.22(a) of the Disclosure Schedule, each of the Accounts Receivable either has been or will be collected in full, without any set-off, within 90 days after the day on which it first becomes due and payable. There is no contest, claim or right of set-off, other than returns in the ordinary course of business, under any contract with any obligor of an Accounts Receivable relating to the amount or validity of such Accounts Receivable. As of the Closing Date, the composition of such Accounts Receivable in terms of aging will not represent a material adverse change from the aging set forth in the Company GAAP Statements. Section 3.22(a) of the Disclosure Schedule contains a complete and accurate list of all Accounts Receivable as of the date of this First Amendment, which list sets forth the aging of such Accounts Receivable.

     (u) Section 3.24(a) of the Agreement is hereby amended by adding in the fourth line thereof, the terms "any (1)" between "to," and "plans."

     (v) Section 3.30(a) of the Agreement is hereby amended by deleting the word "Shareholders'" from the third line thereof and substituting therefor the word "Shareholder's."

     (w) Section 3.30(c) of the Agreement is hereby amended by deleting the legend in its entirety and substituting therefor the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (ii) THIS CORPORATION RECEIVES AN OPINION SATISFACTORY TO THIS CORPORATION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES ACCEPTABLE TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO (A) THE RESTRICTION SET FORTH IN SECTION 5.12(i) OF THAT CERTAIN PLAN AND AGREEMENT OF MERGER DATED AS OF AUGUST 5, 1996, AS AMENDED (THE "PLAN OF MERGER") AMONG THE SHAREHOLDERS OF NAPTech, INC., NAPTech, INC., SAON, INC. AND THE SHAW GROUP INC. ("SHAW") AND (B) THE RESTRICTIONS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT DATED AS OF JANUARY 27, 1997 (THE "REGISTRATION AGREEMENT") BETWEEN SHAW AND THE SHAREHOLDERS OF NAPTech, INC. COPIES OF THE PLAN OF MERGER AND THE REGISTRATION AGREEMENT ARE FILED WITH THE SECRETARY OF SHAW. BY ACCEPTANCE OF THIS CERTIFICATE, THE HOLDER HEREOF AGREES TO BE BOUND BY THE TERMS OF THE PLAN OF MERGER AND THE REGISTRATION AGREEMENT.

     (x) Section 4.04 of the Agreement is hereby amended by deleting the term "Parent's Sub" and substituting therefor the term "Parent Sub's."

     (y) Section 5.07(a) of the Agreement is hereby amended by adding a "," between the word "Design" and the word "Pressure."

     (z) Section 5.12(d)(ii) of the Agreement is hereby amended by deleting the number "0.0772611" and substituting therefor the number "0.0717062".

          (aa) Section 5.12(e) of the Agreement is hereby amended to read in its entirety as follows:

                  (e) The Company and the Shareholders covenant and agree that, prior to the Closing Date, any Company Options held by individuals no longer employed by the Company, the Subsidiary or the LLC Subsidiary as of the date of this First Amendment, shall have been exercised and the Common Stock into which such Company Options are exercised purchased by the Company; provided, however, the Company shall make no payment to such individuals in connection with the exercise of any such Company Options.

                  (ab) The text of Section 5.12(f) is hereby deleted and substituted therefore is the term "Reserved".

                  (ac) Section 5.12(h) is hereby added as an additional Section of the Agreement as follows:

                  (h) The Company and the Shareholders covenant and agree to obtain, on or before the Closing Date, the release by Investment Resource Management, L.P., and its affiliates ("IRM") of any and all rights, interests, claims, demands, etc., that IRM now has, may have had or may hereafter have against the Company, the Subsidiary or the LLC Subsidiary arising out of, or in any way related to, the Purchase Order.

                  (ad) Section 5.12(i) is hereby added as an additional Section of the Agreement as follows:

                  (i) Each of the Shareholders covenants and agrees not to sell, assign, pledge or otherwise transfer the shares of the Parent's Common Stock received hereunder until the day after the publication by the Parent of financial results covering at least 30 days of combined operations of the Parent and the Company within the meaning of SEC Series Release No. 135, as interpreted by Staff Accounting Bulletins Nos. 65 and 76.

                  (ae) Section 5.14 is hereby added as an additional Section of the Agreement as follows:

                  SECTION 5.14. Registration Rights. Each of the Shareholders, other than the Minority Shareholders, hereby acknowledges and agrees that (it)(he) will only have such registration rights with respect to the Parent's Common Stock (it)(he) will receive in the Merger as are set forth in the Registration Rights Agreement attached to this First Amendment as Exhibit 8.02(s)(1).

                  (af) Section 5.15 is hereby added as an additional Section of the Agreement as follows:

                  SECTION 5.15. Certain Agreements Regarding Termination and Indemnification. The Parent and the Parent Sub, having reviewed the Disclosure Schedule, hereby agree that the Parent and the Parent Sub shall have no right to terminate this Agreement under Article X prior to the Closing and no right to indemnification for Losses under Article IX of this Agreement after the Closing as a result of the inaccuracy or breach of any representation, warranty or covenant by the Company or the Shareholders contained in this Agreement of which the Parent had Special Knowledge. For purposes hereof, "Special Knowledge" shall mean the actual conscious knowledge only of the Parent Knowledge Group on or before the date of this First Amendment, and which is reflected in writing in the books, records, files or other documents of the Parent Knowledge Group; provided, however, that the term Special Knowledge shall be deemed not to include any actual conscious knowledge of the Parent Knowledge Group relating to any delay by the LLC Subsidiary in its performance of the Purchase Order.

                  (ag) The text of Section 6.01 of the Agreement is hereby deleted and substituted therefor is the term "Reserved".

                  (ah) Section 6.02 is hereby added as an additional Section of the Agreement as follows:

                  SECTION 6.02. Redemption by the Company of All Shares of the Common Stock Held by the Minority Shareholders.

                  (a) Prior to the Effective Time, the Minority Shareholders hereby agree to tender for redemption, and the Company hereby agrees to redeem, all shares of Common Stock owned by them.

                  (b) Each of the Minority  Shareholders hereby (i) acknowledges and agrees, as of the date on which the shares of Common Stock are redeemed by the Company, that (he)(she)(it) shall no longer have any rights under this Agreement or otherwise as a shareholder of the
         Company and (ii) consents to the Merger and all transactions contemplated by the terms of this Agreement.

                  (c) Notwithstanding any other provision of this Agreement to the contrary, neither the payment by the Company of amounts to the Minority Shareholders to redeem their shares of Common Stock in accordance with this Section 6.02 nor the incurrence by the Company of any indebtedness to pay such amounts shall constitute a breach of any provision of this Agreement.

                  (d) The Shareholders, other than the Minority Shareholders, hereby consent to the redemption by the Company of the Shares owned by the Minority Shareholders pursuant to this Section 6.02 and hereby acknowledge that the consideration received by the Minority Shareholders for their Shares (i) may be different than the consideration received by such Shareholders upon consummation of the transactions contemplated by this Agreement; and (ii) may have a greater value than the value ultimately realized by such Shareholders from the consideration received upon consummation of the transactions contemplated by this Agreement.

                  (ai) Section 7.01(a)(ii) of the Agreement is hereby amended by deleting "Section 7.01(a)" and substituting therefor "Section 7.01(a)(i)."

                  (aj) Section 7.01(a)(ii)(A) of the Agreement is hereby amended to read in its entirety as follows:

                  (A) Each of the Shareholders hereby represents and warrants, as of the date hereof and as of the Closing Date, and covenants to the Parent and to each of the other Shareholders as follows:

                  (ak) Section 7.01(a)(ii)(A)(2) is hereby amended to read in its entirety as follows:

                  (2) None of the Shareholders has any plan or intention, for a period of two years following the Effective Time, to sell, exchange or otherwise dispose of a number of shares of the Parent's Common Stock received in the Merger that would reduce the Shareholders' ownership of shares of the Parent's Common Stock to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding stock of the Company as of the same date.

                  (al) Section 7.11(e) of the Agreement is hereby amended to read in its entirety as follows:

                  (e) Notwithstanding any provision of this Agreement to the contrary, the obligations of the Shareholders to indemnify and hold harmless the Parent, the Company, the Subsidiary and the LLC Subsidiary pursuant to this Article VII, and the representations and warranties contained in Section 7.01, shall terminate no later than the first anniversary of the Effective Time or such earlier date as the Parent may agree.

                  (am) Section 8.01(h) of the Agreement is hereby amended by deleting the term "Exhibit 8.01(h)(1)" and substituting therefor the term "Exhibit 8.02(s)(1)".

                  (an) Section 8.02(a) of the Agreement is hereby amended by adding the following at the end of the first sentence thereof: "in each case after giving effect to the Additional Scheduled Information."

                  (ao) Section 8.02(b) of the Agreement is hereby amended by deleting the term "Reserved" and substituting therefor the following:

                  (b) Redemption; Certain Company Options. Each of (i) the redemption described in Article VI hereof and (ii) the repurchase by the Company of all of the shares of Common Stock into which the Company Options described in Section 5.12(e) have been exercised shall have been completed.

                  (ap) The text of Section 8.02(e) of the Agreement is hereby deleted and substituted therefor is the term "Reserved".

                  (aq) Section 8.02(l) of the Agreement is hereby amended by deleting the phrase "escrow agreement" and substituting therefor the phrase "escrow agent".

                  (ar) Section 8.02(q) of the Agreement is hereby amended to read in its entirety as follows:

                  (q) Review of the Business. The Parent's review of the Business subsequent to the date of this First Amendment, including without limitation (i) a review of all documents, records and other information which the Parent in its opinion shall deem relevant and
         (ii) visits to or inspections of any location where the Business is conducted, shall not have revealed any material adverse information either (i) not reflected in the Disclosure Schedule or (ii) of which the Parent did not have Special Knowledge, which material adverse information, individually or in the aggregate, gives rise to a Material Adverse Effect.

                  (as) Section 8.02(t) is hereby amended by deleting the date "August 11, 1996", and substituting therefor the phrase "two Business Days prior to the Closing Date".

                  (at) The text of Section 8.02(v) of the Agreement is hereby deleted and substituted therefor is the term "Reserved".

                  (au) Section 8.02(w) of the Agreement is hereby amended (i) by deleting the number "127,000" and substituting therefor the number "83,333" and
(ii) by  deleting  the  number  "12,700"  and  subtituting  therefor  the number
"8,333".

                  (av) Section 8.02(x) of the Agreement is hereby amended to read in its entirety as follows:

                  (x) Non-Competition Agreements. Messrs. Corgiat and Bennett shall have entered into non-competition agreements in favor of the Parent, the Company and their affiliates providing for a term of no less than two (2) years, after the date of the termination of their respective employments, the term of each such agreement to be satisfactory to the Parent and providing for periodic payments to Messrs. Corgiat and Bennett in accordance with the schedule provided to the Parent by the Company on or prior to August 7, 1996.

                  (aw) Section 9.01(a) of the Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 9.01. Survival of Representations, Warranties and Covenants. (a) The representations and warranties of the Shareholders contained in this Agreement, the Exhibits to this Agreement and the Disclosure Schedule and any certificate, statement or report or other document delivered pursuant to this Agreement (collectively, the "Acquisition Documents"), shall survive the Closing until the first anniversary of the Effective Time or such earlier date as the Parent may agree (or as otherwise provided in Article VII). All covenants of the Shareholders shall survive the Closing until the first anniversary of the Effective Time, or as otherwise specifically set forth herein. Neither the period of survival nor the liability of the Shareholders or the Parent with respect to the Shareholders' or the Parent's representations and warranties shall be reduced by any investigation made at any time by or on behalf of the Parent or the Shareholders, as the case may be. If written notice of a claim has been properly given in the manner required by Section 9.02(d) prior to the expiration of the applicable representations and warranties, then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved. No representation, warranty or covenant of the Company contained in the Acquisition Documents shall survive the Closing."

                  (ax) Section 9.01(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) The representations and warranties of the Parent contained in this Agreement, the Exhibits to this Agreement and the Disclosure Schedule and any certificate, statement or report or other document delivered pursuant to this Agreement (collectively, the "Acquisition Documents"), shall survive the Closing until the first anniversary of the Effective Time (or as otherwise stated in Article
         VII). All covenants of the Parent shall survive the Closing until the first anniversary of the Effective Time or as otherwise specifically set forth herein. If written notice of a claim has been properly given in the manner required by Section 9.02(d) prior to the expiration of the applicable representations and warranties, then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved."

                  (ay) Section 9.02(a)(iii) is hereby amended by deleting the term "and" at the end thereof.

                  (az) Section 9.02(a)(v) is hereby amended by deleting the "." at the end thereof and substituting therefor the following: "; and".
                  (ba) Section 9.02(a)(vi) is hereby added as an additional Section of the Agreement as follows:

                  (vi) without regard to, and notwithstanding any item set forth on the Disclosure Schedule, and without regard to any Special Knowledge, liabilities of the Company, the Subsidiary or the LLC Subsidiary, arising out of, or in any way relating to, any delay, existing at or prior to the Closing, in the performance of the Purchase Order by the LLC Subsidiary; and the foregoing covenant shall survive indefinitely after the Closing.

                  (bb) Section  9.03(a) of the  Agreement  is hereby  amended by
deleting  the  number   "$10,000,000"  and  substituting   therefor  the  number
"$7,500,000".

                  (bc) Section 9.03(b) of the Agreement is hereby amended to read in its entirety as follows:

                  (b) The limitations set forth in Section 9.03(a) shall not apply with respect to any Losses suffered or incurred by the Parent in connection with (i) the representations and warranties contained in
         Section 3.03, 3.09(a), 3.09(c) and

         3.24, (ii) the representations and warranties contained in Article VII,
         (iii) any sums paid by the Subsidiary to acquire the membership interest of the LLC Subsidiary not owned by the Company on the date hereof, and (iv) any sums in excess of $300,000 paid by the Company, the Subsidiary or the LLC Subsidiary to obtain the release of IRM as set forth in Section 5.12(h), and the Shareholders shall fully indemnify the Parent for such Losses from the first dollar of such Losses to the full extent of such Losses.

                  (bd) Section 9.03(e) is hereby added as an additional Section of the Agreement as follows:

                  (e) The $300,000 limitation set forth in Section 9.03(a) shall not apply with respect to any Losses suffered or incurred by the Parent in connection with the liabilities described in Section 9.02(a)(vi) of the Agreement, and the Shareholders shall fully indemnify the Parent for any such Losses from the first dollar of such Losses; provided, however, that the indemnification obligation of the Shareholders for Losses related to such liabilities shall be limited to the shares of the Parent's Common Stock deposited in escrow pursuant to Section 9.04 of this Agreement.

                  (be) Section 9.03(f) is hereby added as an additional Section of this Agreement as follows:

                  (f) Notwithstanding any provision of this Agreement to the contrary, the amount of any indemnification obligation of the Parent under this Article IX shall be paid by the Parent solely in shares of the Parent's Common Stock, which for such purposes shall be valued at $24.00 per share.

                  (bf) Section 9.04 of the Agreement is hereby amended to read in its entirety as follows:

                  SECTION 9.04. Security for Shareholders' Agreement to Indemnify. To secure the Shareholders' obligations to indemnify the Parent hereunder, at the Closing, the Shareholders shall deposit 10% of the Merger Consideration received by them at the Closing with City National Bank of Baton Rouge (or such other financial institution acceptable to the Parent), as escrow agent, to be held and released in accordance with the terms of the Escrow Agreement. Such escrowed shares and right of set-off, however, shall not be the Parent's exclusive remedies hereunder, and nothing herein shall preclude the assertion by the Parent of any other right or remedies in respect of the foregoing agreements on indemnity.

                  (bg) Section 10.01(c)of the Agreement is hereby amended to read in its entirety as follows:

                  (c) by either the Shareholders or the Parent if the Effective Time shall not have occurred by January 28, 1997; provided, however, that if (A) if the provisions of Section 8.01(g) have not been satisfied by January 28, 1997, and the Parent is diligently seeking to satisfy such condition, or (B) if the provisions of Section 8.02(g) have not been satisfied by January 28, 1997 and the Shareholders are diligently seeking to satisfy such condition, then, in each case (subject to the proviso below) the obligations of the parties to proceed toward the Closing shall be extended until January 31, 1997; and provided further, that the right to terminate this Agreement under this Section 10.01(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Effective Time to occur on or prior to such date; or

                  (bh) Section 10.01(f) is hereby added as an additional Section of the Agreement as follows:

                  (f) by the  Parent if the  First  Amendment  to the  Agreement
         shall not have been executed (i) by each and every one of the Shareholders who are not Minority Shareholders and counterpart signature pages thereto so executed delivered to the Parent by January 17, 1997, and (ii) by each and every one of the Minority Shareholders and counterparts of the signature pages thereto so executed delivered to the Parent by January 17, 1997.

                  (bi) Section 10.02(b) of the Agreement is hereby amended by deleting the following parenthetical "(as supported by itemized invoices delivered to Shareholder)" and substituting therefor the following: "(as supported by itemized invoices delivered to the Shareholder Representative)".

                  (bj) Section 11.01 of the Agreement is hereby amended to read in its entirety as follows:

                  SECTION 11.01. Solidary Obligation of the Shareholders. The obligations of the Shareholders under this Agreement shall be solidary; provided the maximum liability of each such Shareholder shall not exceed a percentage of all amounts owing by the Shareholders hereunder equal to 125% of a fraction of which the numerator is the number of Shares owned by such Shareholder immediately prior to the Closing Date (and after giving effect to (i) the redemption described in Section
         6.02 of this Agreement and (ii) the repurchase of the shares of Common Stock as described in Section 5.12(e) of this Agreement) and the denominator is the total number of Shares owned by all the Shareholders immediately prior to the Closing Date (and after giving effect to the redemption described in Section 6.02 of this Agreement). Following the Closing, the Shareholders shall have no right of or claim to contribution or indemnity against the Company with respect to any breach, violation, default, or alleged breach, violation or default of any representation, warranty or covenant of the Company in any of the Acquisition Documents.

                  (bk) The final paragraph of the Agreement is hereby amended by adding "," after the phrase "the Company" and before the phrase "the Parent".

                  (bl)  The  Agreement  is  hereby   amended  by  deleting  each
reference therein to "Freeport Properties, L.L.C." and substituting therefor "Freeport Properties, L.C.".

                  (bm)  The  Agreement  is  hereby   amended  by  deleting  each
reference therein to the phrase "Nasdaq Stock Market" and substituting therefor the phrase "New York Stock Exchange."

                  (bn) The "Table of Contents - Exhibits" to the Agreement is hereby amended by deleting "Exhibit 8.01(s)(1) Registration Rights Agreement" and substituting therefor "Exhibit 8.02(s)(1) Registration Rights Agreement".

          2.  Capitalized Terms.   Unless otherwise  expressly  defined  herein,
capitalized terms used in this First Amendment shall have the meanings ascribed to such terms in the Agreement.

         3. Amendment of Exhibit 1.01(i). The Shareholders, the Company, the Parent and the Parent Sub hereby revise and amend Exhibit 1.01(i) to the Agreement in its entirety as set forth in the revised and amended version thereof attached to this First Amendment as Exhibit 1.01(i), which revised and amended version supersedes and replaces the entire version in its entirety.

         4. Amendment of Exhibit 2.05(a)(ii). The Shareholders, the Company, the Parent and the Parent Sub hereby revise and amend Exhibit 2.05(a)(ii) to the Agreement in its entirety as set forth in the revised and amended version thereof attached to this First Amendment as Exhibit 2.05(a)(ii), which revised and amended version supersedes and replaces the entire version in its entirety.

         5. Amendment of the Registration Rights Agreement.The Shareholders, the Company, the Parent and the Parent Sub hereby revise and amend the Registration Rights Agreement attached to the Agreement as Exhibit 8.02(s)(1) in its entirety as set forth in the revised and amended Registration Rights Agreement attached to this First Amendment as Exhibit 8.02(s)(1), which revised and amended version supersedes and replaces the entire version in its entirety.

         6. Amendment to Representation Letter by the Shareholders. The Shareholders, the Company, the Parent and the Parent Sub hereby revise and amend the Representation Letter by the Shareholders attached to the Agreement as
Exhibit 8.02(s)(2) in its entirety as set forth in the revised and amended Representation Letter by the Shareholders attached to this First Amendment as
Exhibit 8.02(s)(2), which revised and amended version supersedes and replaces the entire version in its entirety.

         7. Amendment to Escrow Agreement. The Shareholders, the Company, the Parent and the Parent Sub hereby revise and amend the Escrow Agreement attached to the Agreement as Exhibit 8.02(l) in its entirety as set forth in the revised and amended Escrow Agreement attached to this First Amendment as Exhibit 8.02(l), which revised and amended version supersedes and replaces the entire version in its entirety.

         8. Amendments to Legal Opinions. The Shareholders, the Company, the Parent and the Parent Sub hereby revise and amend the Legal Opinion of Parent's Counsel and the Legal Opinion of Company's Counsel attached to the Agreement as Exhibits 8.01(f) and 8.02(f), respectively, in their entirety as set forth in the revised and amended Legal Opinion of Parent's Counsel and Legal Opinion of Company's Counsel attached to this First Amendment as Exhibit 8.01(f) and
Exhibit 8.02(f), respectively, which revised and amended versions supersede and replace the entire versions in their entirety.

         9. Amendment to the Table of Contents. The Shareholders, the Company, the Parent and the Parent Sub hereby amend the Table of Contents to the Agreement to reflect the amendments to the Agreement set forth in Section 1 of this First Amendment.

         10. Waiver by the Shareholders and the Company. Pursuant to the provisions of Section 10.03 of the Agreement, the Company and the Shareholders hereby waive any and all breaches by the Parent or the Parent Sub of any representation, warranty or covenant contained in the Agreement, whether known or unknown, existing as of the date of this First Amendment.

         11.  Acknowledgement   and   Confirmation  of  the  Agreement  by  the
Shareholders. By executing below, each of the Shareholders, in the capacities indicated below, acknowledges, confirms and agrees to be bound by the terms of the Agreement as amended by this First Amendment, notwithstanding the fact that the Agreement may not have been signed by all of the persons and in the manner set forth below.

         12. Counterparts. This First Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

         13. No Other Amendments. As amended by this First Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed in multiple originals, all as of the date and year first above written.

                                        COMPANY:
                                        NAPTech, INC.

                                        By:_______________________________
                                             Name:     Bradford J. Brower
                                             Title:    President


                                        PARENT:
                                        THE SHAW GROUP INC.

                                        By:________________________________
                                          Name:     Bret M. Talbot
                                          Title:    Vice President and
                                                    Chief Financial Officer


                                        PARENT SUB:
                                        SAON, INC.

                                        By:________________________________
                                         Name:     Bret M. Talbot
                                         Title:    President

Members of the Board of Directors of NAPTech, Inc.


-------------------                                  -----------------------
Bradford J. Brower                                   Donald L. Robertson

-------------------                                  -----------------------
M. Russell Ballard                                   Raymond Furgeson

-------------------
Robert A. Schroeder

Members of the Board of Directors of SAON, Inc.

-------------------                                  ------------------------
Bret M. Talbot                                       T.A. Barfield, Jr.

                                   SHAREHOLDERS OF SAON, Inc.

                                   THE SHAW GROUP INC.

                                   By:
                                   Name:     J. M. Bernhard, Jr.
                                   Title:    Chairman of the Board, President
                                             and Chief Executive Officer

SHAREHOLDERS OF NAPTech, Inc.:

BRADFORD J. BROWER (30.64%)

---------------------------
Bradford J. Brower


ROBERTSON FAMILY TRUST (9.93%)

By:  __________________________
     Don L. Robertson, Trustee

By:  __________________________
     Mary L. Robertson, Trustee


ROBERT A. SCHROEDER (10.34%)

----------------------------
Robert A. Schroeder


NUPETCO ASSOCIATES, A UTAH
LIMITED PARTNERSHIP (9.76%)

By:  ________________________________
     Neuman C. Petty, General Partner


GES INVESTMENTS, L.C. (9.27%)

By:  ________________________________
     Gary E. Stevenson, Member

SRW INVESTMENTS, L.C. (9.27%)

By:  ______________________________
     Scott R. Waterson, Member


BALLARD INVESTMENT COMPANY (7.81%)

By:  ________________________________
     M. Russell Ballard, Jr., General
     Partner


RICHARD I. & JUDITH A. WINWOOD
(5.15%)

_______________________________
Richard I. Winwood

_______________________________
Judith A. Winwood


RICHARD WINWOOD
(1.22%)

______________________________
Richard Winwood


PRUDENTIAL SECURITIES C/F DON L. ROBERTSON
IRA DTD 5/12/92 ACCT # EO-R41739 (.20%)

By:  _________________________________

______________________________________

Donald L. Robertson, Beneficiary


KIM S. MEDEIROS (.41%)

_______________________________________
Kim S. Medeiros

KIM S. MEDEIROS, CUSTODIAN FOR
ANDREW TAYLOR MEDEIROS (.52%)

______________________________
Kim S. Medeiros


WENDY L. ROBERTSON (.52%)

______________________________
Wendy L. Robertson


GREG R. COWLEY (.98%)

______________________________
Greg R. Cowley


JACK BOLLERUD (.24%)

______________________________
Jack Bollerud


BONIN/MCCHESNEY REVOCABLE INTER
VIVOS TRUST (.05%)

By:  __________________________
     Dr. Adelyn Bonin, Trustee


FRANCIS AND MADLIN ELLYIN,
HUSBAND & WIFE AS JOINT
TENANTS (.10%)

________________________________
Francis Ellyin

________________________________
Madlin Ellyin

THOMAS AND CATHERINE YOUNG,
HUSBAND & WIFE AS JOINT
TENANTS (.20%)

------------------------------
Thomas Young

------------------------------
Catherine Young


ROGER & JANE FISHER, HUSBAND
& WIFE AS JOINT TENANTS (.10%)

------------------------------
Roger Fisher

------------------------------
Jane Fisher


ROBERT W. & JANET M. GERBODE
FAMILY TRUST (.49%)

By:  -------------------------
     Robert W. Gerbode, Trustee


LINCOLN TRUST COMPANY CUSTODIAN FBO HAROLD
J. STEWART #608296682 (.15%)

By: ____________________________


________________________________
Harold J. Stewart, Beneficiary

LINCOLN TRUST COMPANY CUSTODIAN FBO KAREN
S. NORMAN #60831919 (.15%)

By:______________________________________


____________________________
Karen S. Norman, Beneficiary

LINCOLN TRUST COMPANY CUSTODIAN FBO HARRY
L. NORMAN #60826765 (.10%)

By:_________________________


----------------------------
Harry L. Norman, Beneficiary


ERIC D. MENKE & SANDRA M.
SMITH (.10%)

_____________________________
Eric Menke

_____________________________
Sandra M. Smith


ALBERT AND ROSALIE HEDGES,
HUSBAND & WIFE AS JOINT
TENANTS (.15%)

-----------------------------
Albert Hedges

-----------------------------
Rosalie Hedges

LINCOLN TRUST COMPANY CUSTODIAN FBO
MICHAEL G DENICOLA #60776792 (.24%)

By:_______________________________


__________________________________
Michael G. DeNicola, Beneficiary


SUE OLSON (.10%)

----------------------------------
Sue Olson


THE ANOOSH J. GULIAN 1992
LIVING TRUST (.20%)

By:  -----------------------------
     Anoosh J. Gulian, Trustee


PHYLLIS M. SAMMON (.10%)

----------------------------------
Phyllis M. Sammon


SLOUGH FAMILY TRUST (.10%)

By:  ----------------------------
     Sharon L. Slough, Trustee

THEODORE KASPEROVICH AND
KATHLEEN KASPEROVICH,
J.T.W.R.O.S. (.10%)

----------------------------
Theodore Kasperovich


----------------------------
Kathleen Kasperovich


DOUGLAS W. LEHMAN AND
DEBORAH A. LEHMAN,
J.T.W.R.O.S. (.10%)

-----------------------------
Douglas W. Lehman

-----------------------------
Deborah A. Lehman


BAP (.59%)

By:--------------------------



DIANE M. WIACEK AND LAWRENCE M.
WIACEK, JOINT TENANTS WITH RIGHTS
OF SURVIVORSHIP (.10%)

------------------------------
Diane M. Wiacek

------------------------------
Lawrence M. Wiacek


BB & GC ENTERPRISES, L.L.C. (.52%)

By:  __________________________
     Greg R. Cowley, Manager

Exhibits:

Exhibit 1.01(i)                     -  List of Minority Shareholders
Exhibit 2.05(a)(ii)                 -  Allocation of Merger Consideration
Exhibit 8.01(f)                     -  Legal Opinion of Parent's Counsel
Exhibit 8.02(f)                     -  Legal Opinion of Company's Counsel
Exhibit 8.02(l)                     -  Escrow Agreement
Exhibit 8.02(s)(1)                  -  Registration Rights Agreement
Exhibit 8.02(s)(2)                  -  Representation Letter by the Shareholders




Amended and Restated Disclosure Schedule:

3.02             Organization, Authority and Qualification of the Company
3.03(b)          Capital Stock of the Company; Ownership of Shares
3.04             Subsidiaries
3.07             No Conflict
3.08(a)          Company GAAP Statements, Company Interim GAAP Statements and
                 Financial Statements
3.08(b)          Books of Account and Financial Records
3.08(c)          LLC Liabilities
3.10             Liabilities or Capital Commitments
3.12             Conduct in the Ordinary Course; Absence of Certain Changes;
                 Events and Conditions
3.13             Litigation
3.14             Certain Interests
3.15             Compliance with Laws
3.16             Environmental and Other Permits and Licenses; Related Matters
3.17             Material Contracts
3.18             Intellectual Property
3.19             Owned Real Property; Leased Real Property
3.20             Tangible Personal Property
3.21             Assets
3.22             Accounts Receivable and Inventory
3.23             Customers
3.24(a)          Employee Benefit Matters
3.24(b)          Plans with Severance Benefits
3.24(c)          Plan Compliance
3.24(d)          Qualification of Certain Plans
3.24(e)          Absence of Certain Liabilities and Events
3.24(g)          Certain Employee Benefit Assets
3.25             Labor Matters
3.26             Key Employees
3.27(a)          Risk Management
3.27(c)          All Risks
3.27(e)          Insurance Coverage
3.28             Accounts; Lockboxes; Safe Deposit Boxes; Powers of Attorney
5.09             Indemnities and Obligations Not Released
5.13             Inter-Company Agreements Not Terminated
7.01             Representations and Warranties
8.01             Personal Guarantees
8.01(l)          Certain Obligations to be Paid by the Company Pre-Closing

                                      - 8 -